SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Event Requiring Report: October 22, 2002


                         UNIVERSAL MEDIA HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      000-28459             22-3360133
    (State of Incorporation)      (Commission File Number)   (IRS Employer
                                                            Identification #)

                           Steven Horowitz, President
                      National Management Consulting, Inc.
                 150 Broadhollow Road, Melville, New York 11747
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (631) 385-6200
                    ----------------------------------------
              (Registrant's telephone number, including area code)

ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

On October 22, 002, the Board of Directors of the Registrant appointed the following persons to the Board of Directors and to the Executive Office indicated:

NAME                    AGE          POSITION
--------------------------------------------------------------------------------
Steven Horowitz          42          Chairman of the Board of Directors,
                                     President and Chief Executive Officer
James W. Zimbler*        37          Director
Andrew J. Schenker       41          Director and Chief Financial Officer
Lee Rubenstein*                      Director and Chief Operations Officer

     *Previously and Director of the Registrant

Biographical Information of the new Directors and Officers follows:

Steve Horowitz - Chairman of the Board of Directors, President and Chief Executive Officer

Mr. Horowitz has served as Chairman of the Board of Directors and Chief Executive Officer of CDKnet.com since May 1998. Since April 1, 2000, he has served as a partner in Moritt, Hock, Hamroff & Horowitz, LLP, a Garden City, New York-based law firm. From October 1, 1991 to March 2000, he was the founding principal of Horowitz, Mencher, Klosowski, & Nestler, P.C., a Garden City, New York-based law firm. Mr. Horowitz holds a degree from Hofstra University School of Law and a Master of Business Administration degree in Accounting from Hofstra University School of Business. Mr. Horowitz is an Adjunct Professor of Law at Hofstra University and since, 1987 Mr. Horowitz was Director of Taxes for Symbol Technologies, Inc., a New York Stock Exchange corporation. Mr. Horowitz is a member of the American Bar Association and the New York State Bar Association.

Andrew J. Schenker - Director and Chief Financial Officer
Mr. Schenker was appointed President of CDKnet.com, Inc. on January 3, 2002. He became a director of CDKnet.com in May, 1998. He recently stepped down from his position as the General Manager for Education Marketing - Worldwide at Symbol Technologies, Inc. a manufacturer and world leader in bar-code based data transaction systems based in Holbrook, New York to concentrate on entrepreneurial opportunities. Since November 1986, he has held several financial management positions at Symbol Technologies, Inc., most recently at the position described above. He is also the trustee for several trusts and a public foundation, as well as an executive committee member of the Smithtown School District Industry Advisory Board.


ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

On October 22, 2002, the Registrant entered into an Asset Purchase Agreement wherein the Registrant purchased from CDKNet, Inc., certain assets, namely the entities known as CDKNet, LLC and Diversified Capital Holdings, LLC., and all assets owned by the two LLC.'s. The purchase price of the assets is a promissory note in the amount of FIVE HUNDRED FIFTY THOUSAND DOLLARS ($550,000) plus interest at the rate of five percent (5%), payable monthly until November 2005. The Note is secured by a Security Agreement and UCC Filing.

The $550,000 note that UMHI is obligated to CDKnet.com represents the Technology License Agreement between CDKnet.com, Inc., namely ValueFlash.com Incorporated, and Elbit Limited dated June 13, 2001; now known as 24/7. It also includes the assets of Diversified Capital Holdings, LLC., including debt instruments in Panama Industries, Ltd., Dominix, Inc., and Augrid of Nevada, Inc., as well as a note on CD duplication equipment ($60,000) that also is secured by a capital collateral account with a cash balance of ($60,000). There are also stock positions of the following: Tilden Associates, Dominix, Inc., Panama Industries. Ltd., Steam Clean USA, Inc., Augrid of Nevada, Inc. and a retainer due from Health Care America.


On October 22, 2002, the Registrant entered into a Stock Purchase Agreement with the shareholders of Human Trans Services Group, Ltd. ("Humana"), to purchase all issued and outstanding shares of common stock of Humana for shares of common stock of the Registrant.

Humana Trans Services Group, Ltd. is a Delaware Corporation. Humana's business is referred to as Employee Leasing. Humana has contracts with various businesses to provide employees to the business. The business then pays a fee to Human. Out of this fee, the employee is paid, they receive benefits and Human retains a portion for its administrative efforts.



ITEM  5.     OTHER  EVENTS

On October 22, 2002, the Registrant filed a Certificate of Amendment to the Certificate of Incorporation with the State of Delaware to amend the name of the corporation to NATIONAL MANAGEMENT CONSULTING INC. The Certificate of Amendment was filed and is filing was effective as of October 22, 2002.

The  Registrant  remains  in  the  same location and with the same phone number.

The Board of Directors of the Registrant, and the majority of shares entitled to vote approved, on October 22, 2002, a reverse split of the shares of common stock in the amount of 12 shares of old common stock for each one (1) share of new common stock. Prior to the reverse split, the Registrant has approximately 12,647,245 shares of common stock issued and outstanding after the recent retirement of 38,000,000 shares of common stock that has been returned to corporate treasury. After the effectiveness of the reverse split and accounting for all fraction of shares of less that one (1) share shall be rounded up to the next whole share the Registrant shall have a total of 1,053,937 common shares outstanding. Thereafter, the Registrant must issue the equivalent of 4,544,445 shares of common stock to the shareholders of Humana Trans Services Group, Ltd., for a total issued and outstanding shares of common stock totaling 5,608,382.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

Effective as of October 15, 2002, James W. Zimbler resigned as Chairman of the Board of Director and Chief Executive Officer. He shall remain as a Director of the Registrant.


Item  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a) Financial Statements for the assets and business acquired will be filed by amendment within the time period prescribed by Rule.

(b) Pro Forma statements will be filed by amendment within the time period required by Rule.

(c)

Exhibit  3:       Certificate  of  Amendment to Certificate of Incorporation.
Exhibit  10.1     Asset  Purchase  Agreement  with  CDKNet,  Inc.
Exhibit 10.2 Stock Purchase Agreement with the shareholders of Humana Trans Services Group, Ltd.
Exhibit  17:      Resignation of James W.  Zimbler as Chairman of the Board of
                  Directors  and    Chief  Executive  Officer  of  Registrant.


     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

     By:  /s/  Steve  Horowitz
     ---------------------------------
     Steve  Horowitz
     President

Date:     October  29,  2002

Exhibit  3


                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                         UNIVERSAL MEDIA HOLDINGS, INC.

    Pursuant to   242 of the General Corporation Law of the State of Delaware


     The undersigned, pursuant to the provisions of the General Corporation Law of the State of Delaware, do hereby certify and set forth as follows:

     FIRST: That at a meeting of the Board of Directors of Universal Media Holdings, Inc. (the "Corporation"), the following resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable:

RESOLVED, that the Board of Directors hereby declares it advisable and in the best interests of the Company that Article FIRST of the Certificate of Incorporation be amended to read as follows:

     "FIRST:     The  name  of  the  Corporation  shall  be  National Management
Consulting  Inc."


     SECOND: That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD:     That  the  aforesaid  amendment  was  duly  adopted  with  the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by James W. Zimbler, this 22nd Day of October, A.D. 2002


                                        ____________________
                                        James  W.  Zimbler
                                        Authorized  Officer

Exhibit  10.1

                                AGREEMENT OF SALE


AGREEMENT OF SALE, made as of October 22, 2002, between CDKNet.com, Inc., a Delaware corporation, having an address at 150 Broadhollow Road, Melville, New York, ("Seller"), and Universal Media Holdings, Inc., a Delaware corporation, having an address at 150 Broadhollow Road, Melville, NY 11747 ("Purchaser").


                              W I T N E S S E T H:

WHEREAS, Purchaser desires to acquire, and Seller desires to sell, the assets of Seller, as set forth on Exhibits A1 and A2, annexed hereto, upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the covenants and agreements hereafter set forth, and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties here-to agree as follows:

1. AGREEMENT TO SELL. Seller agrees to sell, transfer and deliver to Purchaser, and Purchaser agrees to purchase, upon the terms and conditions hereinafter set forth, the business entity known as Diversified Capital
Holdings, LLC, a/k/a Azure Capital, LLC including all of the assets thereof other than cash, certificates of deposit, securities, and cash equivalents, and the business entity known as CDKNet, LLC. (the "Assets" and the "Purchased Entities"), including without limitation the following:

(a) the contracts and agreements described in Exhibit A-1 hereto (the "Contracts");
(b)  the  other assets described in Exhibit A-2 hereto (the "Other Assets"); and
(c)  the  goodwill  of  the  business  (the  "Goodwill").

2. PURCHASE PRICE. The purchase price to be paid by Purchaser is Five Hundred Fifty Thousand Dollars ($550,000.00), payable as follows:

(a) Five Hundred Fifty Thousand Dollars ($550,000.00) at the closing by the execution and delivery of a Promissory Note by Purchaser to Seller in said amount, substantially in the form of Exhibit B hereto (the "Promissory Note"), secured by a Security Agreement substantially in the form of Exhibit C hereto and UCC Financing Statements creating a security interest in the assets of the Business (the "Security Agreement").

(b) If any investment holdings of the Purchased Entities are sold, or in the event that there are licensing revenues realized, then a minimum of FIFTY
Percent (50%) of the proceeds must be paid to seller and applied on the outstanding balance of the Note, without any prepayment penalties such sums shall be paid prior to the issuance of any release of the security interests then existing on the Purchased Entities or Assets.

3. THE CLOSING. The "closing" means the settlement of the obligations of Seller and Purchaser to each other under this agreement, including the payment of the purchase price to Seller as provided in Article 1 hereof and the delivery of the closing documents pro-vided for in Article 4 hereof. The closing shall be held at the offices of Universal Media Holdings, Inc., 150 Broadhollow Road, Melville, New York 11747, at 10 A.M. on or about October 22, 2002 (the "closing date").

4.  CLOSING  DOCUMENTS.  At  the  closing  Seller  shall execute and de-liver to
Purchaser:

(c) a Bill of Sale and Assignment of LLC Ownership Interests that is substantially in the form of Exhibit D hereto;

(b) certified copies of resolutions duly adopted by the Board of Directors and shareholders of Seller authorizing the sale of the Assets and the performance by Seller of its obligations hereunder;

(d) an opinion of Seller's counsel, Michael S. Krome, P.C., dated as of the closing date, stating such counsel's opinion that: (i) Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware; (ii) Seller has full power and authority, corporate and otherwise, to enter into this agreement and perform its obligations hereunder; (iii) the execution and delivery of this agreement and the performance by Seller of its obligations hereunder have been duly authorized by the Board of Directors and shareholders of Seller and no further action or approval is required in order to constitute this agreement as the binding obligation of Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, moratorium, insolvency or other laws affecting creditor's rights generally; (iv) the execution and delivery of this agreement and the performance by Seller of its obligations hereunder do not and will not violate any provision of the Certificate of Incorporation or Bylaws of Seller; and (v) except as may be set forth in this agreement, such counsel is not representing Seller in any suit, action or proceeding against Seller which, if adversely determined, would prohibit the con-summation of the transactions contemplated by this agreement; and

(e) such other instruments as may be necessary or proper to transfer to Purchaser all other ownership interests in the Assets to be transferred under this agreement

At  the  closing  Purchaser  shall  execute  and  deliver  to  Seller:

(a) the Promissory Note, Security Agreement and UCC Financing Statements provided for in Article 2 hereof;
(b) certified copies of resolutions duly adopted by the Board of Directors and shareholders of Purchaser authorizing the purchase of the Assets and the performance by Purchaser of its obligations hereunder;
(c) An opinion of Purchaser's counsel, dated as of the closing date, stating such counsel's opinion that: (i) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Delaware; (ii) Purchaser has full power and authority, corporate and otherwise, to enter into this agreement and perform its obligations hereunder; (iii) the execution and delivery of this agreement and the performance by Purchaser of its obligations hereunder have been duly authorized by the Board of Directors and shareholders of Purchaser and no further action or approval is required in order to constitute this agreement as the binding obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, moratorium, insolvency or other laws affecting creditor's rights generally; (iv) the execution and delivery of this agreement and the performance by Purchaser of its obligations hereunder do not and will not violate any provision of the Certificate of Incorporation or Bylaws of Purchaser; and (v) except as may be set forth in this agreement, such counsel is not representing Purchaser in any suit, action or proceeding against Purchaser which, if adversely determined, would prohibit the consummation of the transactions contemplated by this agreement.

5. THE SECURITY AGREEMENT. The Security Agreement shall create a security interest in the goods, chattels and all other personal property included in this sale and all other personal property acquired after the closing by Purchaser and used in connection with the business, together with all proceeds thereof and all increases, substitutions, replacements and additions thereto.

Purchaser agrees to perfect the security interest of the Security Agreement by executing and delivering to Seller appropriate Financing Statements and extensions and renewals thereof, in accordance with the provisions of the Uniform Commercial Code, and all other instruments or documents as may be reasonably requested by Seller. All filing fees in connection therewith shall be paid by Purchaser.

6. WAIVER OF BULK TRANSFER REQUIREMENTS. The parties waive compliance with the bulk transfer provisions of the Uniform Commercial Code which may be applicable to this transaction. Seller agrees to indemnify Purchaser against all claims made by the creditors of Seller.

7. USE OF PURCHASE PRICE TO PAY ENCUMBRANCES. If there is any lien or encumbrance against the Assets, or anything else affecting this sale, which Seller is obligated to pay and discharge at the closing, Seller may use any portion of the balance of the purchase price to discharge it, or Seller may allow to Purchaser the amount thereof as a credit at the closing. Purchaser agrees to provide separate certified checks as reasonably requested to assist in clearing up these matters.

8. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser as follows:

(a) Seller is a corporation duly organized and validly existing under the laws of Delaware, and is duly qualified to do business in New York. Seller has full power and authority to conduct its business as now carried on, and to carry out and perform its undertakings and obligations as provided herein. The execution and delivery by Seller of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of Seller and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of Seller.

(b) No action, approval, consent or authorization of any governmental authority is necessary for Seller to consummate the transactions contemplated hereby.

(c) Seller is the owner of and has good and marketable title to the Assets, free of all liens, claims and encumbrances, except as may be set forth herein.
(d) There are no violations of any law or governmental rule or regulation pending against Seller or the Assets.
(e) There are no judgments, liens, suits, actions or proceedings pending against Seller or the Assets.
(f) Seller has not entered into, and the Assets are not subject to, any: (i) written contract or agreement for the employment of any employee of the business; (ii) con-tract with any labor union or guild; (iii) pension, profit-sharing, retirement, bonus, insurance, or similar plan with respect to any employee of the business; or (iv) similar contract or agreement affecting or relating to the Assets.
(g)  At  the  time  of  the  closing,  there  will  be  no creditors of Seller.
(h) The Contracts are in full force and effect and with-out any default by Seller thereunder. All copies of the Contracts provided by Seller to Purchaser are true and complete copies of the original Contracts. Seller is not indebted under any executory Contracts, except as may be set forth in Exhibit A-1 hereto.

9. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Seller as follows:

(a) Purchaser is a corporation duly organized and validly existing under the laws of Delaware, and is duly qualified to do business in New York. Purchaser has full power and authority to carry out and perform its under-takings and obligations as provided herein. The execution and delivery by Purchaser of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of Purchaser and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of Purchaser.
(b) No action, approval, consent or authorization of any governmental authority is necessary for Purchaser to con-summate the transactions contemplated hereby.
(c) There are no judgments, liens, suits, actions or proceedings pending or, to the best of Purchaser's knowledge, threatened against Purchaser or its property.

10. NO OTHER REPRESENTATIONS. Purchaser acknowledges that neither Seller nor any representative or agent of Seller has made any re-presentation or warranty (expressed or implied) regarding the Assets or the business, or any matter or thing affecting or relating to this agreement, except as specifically set forth in this agreement. Seller shall not be liable or bound in any manner by any oral or written statement, representation, warranty, agreement or information pertaining to the Assets or the business or this agreement furnished by any broker, agent or other person, unless specifically set forth in this agreement. Purchaser has inspected the Assets, Purchaser agrees to take the Assets "as is" and in their present condition, subject to reasonable use, wear, tear and deterioration between now and the closing date.

11.  CONDUCT  OF  THE  BUSINESS.  Seller,  until  the  closing,  shall:

(a)  conduct  the  business  in  the  normal,  useful  and  regular  manner;

(b) use its best efforts to preserve the business and the goodwill of the customers and suppliers of the business and others having relations with Seller; and
(c) give Purchaser and its duly designated representatives reasonable access to Seller's premises and the books and records of the business, and furnish to Purchaser such data and information pertaining to Seller's business as Purchaser from time to time reasonably may request.

Unless and until the closing shall take place, Purchaser shall hold in confidence all information obtained in connection with this agreement, and, if for any reason the closing shall not take place, Purchaser shall return to Seller all documents received hereunder.

12. EXPENSES BEFORE AND AFTER THE CLOSING. Except as otherwise provided in this agreement, Seller shall be liable for the payment of all bills for merchandise, goods and inventory delivered to the business before the closing; and Purchaser shall be liable for the payment of all bills for merchandise, goods and inventory delivered to the business after the date of the closing.

Seller shall be liable for the payment of all salaries, payroll deductions and taxes levied upon the employer in connection with the employee's work performed before the closing. Purchaser shall be responsible for the payment of all salaries, payroll deductions and taxes levied upon the employer in connection with the employee's work performed after the closing.

13. CONDITIONS TO CLOSING. The obligations of the parties to close hereunder are subject to the following conditions:

(a) All of the terms, covenants and conditions to be complied with or performed by the other party under this agreement on or before the closing shall have been com-plied with or performed in all material respects.
(b) All representations or warranties of the other party herein are true in all material respects as of the closing date.
(c) On the closing date, there shall be no liens or en-cumbrances against the Assets, except as may be provided for herein.

If Purchaser shall be entitled to decline to close the transactions contemplated by this agreement, but Purchaser nevertheless shall elect to close, Purchaser shall be deemed to have waived all claims of any nature arising from the failure of Seller to comply with the conditions or other provisions of this agreement of which Purchaser shall have actual knowledge at the closing.

14. BROKERAGE. The parties hereto represent and warrant to each other that they have not dealt with any broker or finder in connection with this agreement or the transactions contemplated hereby, and no broker or any other person is entitled to receive any brokerage commission, finder's fee or similar compensation in connection with this agreement or the transactions contemplated hereby. Each of the parties shall indemnify and hold the other harmless from and against all liability, claim, loss, damage or expense, including reasonable attorneys' fees, pertaining to any broker, finder or other person with whom such party has dealt.

15. NOTICES. All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or by Federal Express courier or by registered or certified mail, re-turn receipt requested, with postage prepaid, to Seller or Purchaser, as the case may be, at their addresses first above written, or at such other addresses as they may designate by notice given here-under.

16. SURVIVAL. The representations, warranties and covenant contained herein shall survive the delivery of the Bill of Sale and shall continue in full force and effect after the closing, except to the extent waived in writing.

17. FURTHER ASSURANCES. In connection with the transactions contemplated by this agreement, the parties agree to execute and deliver such further instruments, and to take such further actions, as may be reasonably necessary or proper to effectuate and carry out the transactions contemplated in this agreement.

18. ENTIRE AGREEMENT. This agreement contains all of the terms agreed upon between Seller and Purchaser with respect to the subject matter hereof. This agreement has been entered into after full investigation. All prior oral or written statements, representations, promises, understandings and agreements of Seller and Purchaser are merged into and superseded by this agreement, which alone fully and completely expresses their agreement.

19. CHANGES MUST BE IN WRITING. No delay or omission by either Seller or Purchaser in exercising any right shall operate as a waiver of such right or any other right. This agreement may not be altered, amended, changed, modified, waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound. No waiver by any party of any breach here-under shall be deemed a waiver of any other or subsequent breach.

20. CAPTIONS AND EXHIBITS. The captions in this agreement are for convenience only and are not to be considered in construing this agreement. The Exhibits annexed to this agreement are an integral part of this agreement, and where there is any reference to this agreement it shall be deemed to include said Exhibits.

21. GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the State of New York. If any provisions of this agreement shall be unenforceable or invalid, such unenforceability or invalidity shall not affect the remaining provisions of this agreement.

22. BINDING EFFECT. This agreement shall not be considered an offer or an acceptance of an offer by Seller, and shall not be binding upon Seller until executed and delivered by both Seller and Purchaser. Upon such execution and delivery, this agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.




                               CDKNET, INC.

                               By ________________________
                                            President



                               UNIVERSAL MEDIA HOLDINGS, INC.

                               By ________________________
                                            President

                                   EXHIBIT A-1

                                    CONTRACTS


Licensing  Agreements  and  Intellectual  Property  as  follows:

Technology License Agreement between CDKnet.com, Inc., ValueFlash.com Incorporated, and Elbit Limited dated June 13, 2001.

                                   EXHIBIT A-2

                          OTHER ASSETS AND LIABILITIES


Assets  of  Diversified  Capital  Holdings,  LLC.,  as  listed  herein:

Debt  Instruments  in:

Panama  Industries,  Ltd.
Dominix,  Inc.
Augrid  of  Nevada,  Inc.



Other  Assets:



Assets  of  CDKNet,  LLC,  not  already  listed:

CD  Duplication  equipment  with  Capital  Collateral  Account


Liabilities  of  Diversified  Capital  Management,  LLC  and  CDKNet,  LLC:

Note  on  CD  Duplication  equipment

                                    EXHIBIT B

                                 PROMISSORY NOTE

STATE  OF  NEW  YORK,  COUNTY  OF                     ,  ss.

November  1,  2002                                             $550,000.00

          FOR VALUE RECEIVED, Universal Media Holdings, Inc., a Delaware corporation, having an address at 150 Broadhollow Road, Melville, NY 11747 ("Maker"), hereby covenants and promises to pay to CDKNet, Inc., a Delaware corporation, having an address at 150 Broadhollow Road, Melville, New York , ("Payee"), or order, at Payee's address first above written or at such other address as Payee may designate in writing, Five Hundred Fifty Thousand Dollars ($550,000.00), lawful money of the United States of America, together with interest thereon computed from the date hereof at the rate of five percent (5%) per annum, which principal and interest shall be payable in equal monthly installments of Sixteen Thousand Four Hundred Eighty-Four Dollars and 12/100ths Dollars ($16,484.12) each, commencing on the 16th day of November, 2002, and continuing on the 16th day of each month thereafter, to be applied first against accrued interest at the aforesaid rate on the outstanding principal amount, and then in reduction of principal, until November 16, 2005 on which date all outstanding principal and accrued interest shall be due and payable.


MAKER  COVENANTS  AND  AGREES  WITH  PAYEE  FOLLOWING:

          1. Maker will pay the indebtedness evidenced by this Note as provided herein.

          2. This Note is secured by a Security Agreement of even date herewith (the "Security Agreement"). All of the terms, covenants and conditions, contained in the Security Agreement are expressly incorporated by reference herein and hereby made a part hereof. In the event of any conflict between the provisions of this Note and the provisions of the Security Agreement, the terms of the Security Agreement shall be paramount and shall govern.

          3. In the event any payment due hereunder shall not be paid on the date when due, such payment shall bear interest at the lesser of 8 percent per annum or the highest lawful rate permitted under applicable law, from the date when such payment was due until paid. This paragraph shall not be deemed to extend or otherwise modify or amend the date when such payments are due hereunder. The obligations of Maker under this Note are subject to the limitation that payments of interest shall not be required to the extent that the charging of or the receipt of any such payment by Payee would be contrary to the provisions of law applicable to Payee limiting the maximum rate of interest which may be charged or collected by Payee.

          4. The holder of this Note may declare the entire unpaid amount of principal and interest under this Note to be immediately due and payable if Maker defaults in the due and punctual payment of any installment of principal or interest hereunder.

          5. Maker shall have the right to prepay the indebtedness evidenced by this Note, in whole or in part, without penalty, upon ten days prior written notice to Payee. The installment payments provided for herein shall continue without change after any such prepayment.

          6. Maker, and all guarantors, endorsers and sureties of this Note, hereby waive presentment for payment, demand, protest, notice of protest, notice of nonpayment, and notice of dishonor of this Note. Maker and all guarantors, endorsers and sureties con-sent that the holder of this Note at any time may extend the time of payment of all or any part of the indebtedness secured hereby, or may grant any other indulgences.

          7. Any notice or demand required or permitted to be made or given hereunder shall be deemed sufficiently given or made if given by personal service or by Federal Express courier or by certified or registered mail, return receipt requested, addressed, if to Maker, at Maker's address first above written, or if to Payee, at Payee's address first above written. Either party may change its address by like notice to the other party.

          8. This Note may not be changed or terminated orally, but only an agreement in writing signed by the party against whom enforcement of any change, modification, termination, waiver, or discharge is sought. This Note shall be construed and enforced in accordance with the laws of New York.

          IN WITNESS WHEREOF Maker has executed this Note as of the date first above written.



                               UNIVERSAL MEDIA HOLDINGS, INC.

                               By ________________________
                                            President

                                    EXHIBIT C

                               SECURITY AGREEMENT


          AGREEMENT, dated as of October 22, 2002, between Universal Media Holdings, Inc., a Delaware corporation, having an address at 150 Broadhollow Road, Melville, NY 11747 ("Debtor"), and CDKNet, Inc., a Delaware corporation, having an address at New York, ("Secured Party").

                              W I T N E S S E T H:

          WHEREAS, concurrently herewith Secured Party is lending to Debtor the sum of $550,000.00, as evidenced by a Promissory Note of even date herewith (the "Note"); and

          WHEREAS, in order to induce Secured Party to make said loan, Debtor has agreed to pledge to Secured Party certain property as security for the loan;

          NOW THEREFORE, in consideration of Ten Dollars, and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

          1. DEFINITIONS. The following terms as used in this Agreement shall have the meanings set forth below:

"Collateral" shall mean all of the property set forth in Exhibit A attached hereto and made a part hereof, and all property of the same class or character acquired by Debtor subsequent to the date hereof, and all proceeds thereof, and all substitutions, replacements and accessions thereto.

"Obligations" shall mean all principal and interest due or to become due under the aforesaid Note, and any other indebtedness or liability of Debtor to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

          2. CREATION OF THE SECURITY INTEREST. Debtor hereby grants to Secured Party a security interest in all of the right, title and interest of Debtor in and to the Collateral to secure the full and prompt payment and performance of all of the Obligations.

          3. DEBTOR'S OBLIGATIONS TO PAY. Debtor shall pay and perform all of the Obligations of Debtor to Secured Party as the same may become due according to their terms. Debtor shall be liable for, and shall reimburse to Secured Party, all expenses, including reasonable attorneys' fees, incurred or paid in connection with establishing, perfecting, maintaining, protecting or enforcing any of Secured Party's rights and remedies hereunder.

          4. PROTECTION OF THE COLLATERAL. Debtor shall defend the title to the Collateral against all claims and demands whatsoever. Debtor shall keep the Collateral free and clear of all liens, charges, encumbrances, taxes and assessments, and shall pay all taxes, assessments and fees relating to the Collateral. Upon request by Secured Party, Debtor shall furnish further assurances of title, execute any further instruments and do any other acts necessary to effectuate the purposes and provisions of this Agreement. The risk of loss of the Collateral at all times shall be borne by Debtor. Debtor shall keep the Collateral in good repair and condition and shall not misuse, abuse or waste the Collateral or allow the Collateral to deteriorate except for normal wear and tear.

          The Collateral shall be kept at Debtor's place of business set forth above, except for temporary removal in connection with its ordinary use or unless Debtor shall have obtained the prior written consent of Secured Party for its removal to another location. Secured Party shall have the right to enter upon Debtor's premises at any reasonable time, and from time to time, to inspect the Collateral.

          5. FILING AND RECORDING. Debtor, at its own cost and expense, shall execute and deliver to Secured Party any financing statements, and shall procure for Secured Party any other documents, necessary or appropriate to protect the security interest granted to Secured Party hereunder against the rights and interests of third parties, and shall cause the same to be duly recorded and filed in all places necessary to perfect the security interest of Secured Party in the Collateral. In the event that any recording or refiling thereof (or filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such security interest, Debtor, at its own cost and expense, shall cause the same to be re-recorded and/or refiled at the time and in the manner requested by Secured Party. Debtor hereby authorizes Secured Party to file or refile any financing statements or continuation statements with respect to the security interest granted pursuant to this Agreement which at any time may be required or appropriate, although the same may have been executed only by Secured Party, and to execute such financing statement on behalf of Debtor. Debtor hereby irrevocably designates Secured Party, its agents, representatives and designees, as agent and at-torney-in-fact for Debtor for the aforesaid purposes.

          6. DEFAULT. The occurrence of any one or more of the following events (hereinafter referred to as "Events of Default") shall constitute a default hereunder, whether such occurrence is voluntary or involuntary or comes about or is effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental authority:

(a) If Debtor shall default in the payment of any principal or interest due under the Note; or

(b) If Debtor shall fail to pay, perform or observe any covenant, agreement, term or provision of this Agreement, or any other agreement or arrangement now or hereafter entered into between the parties hereto or with respect to any Obligation of Debtor to Secured Party; or

(c) If any representation, warranty or other statement of fact herein or in any writing, certificate, report or statement at any time furnished to Secured Party pursuant to or in connection with this Agreement or the Note shall be false or misleading in any material respect; or

(d) If Debtor shall: admit in writing its inability to pay its debts generally as they become due; file a petition for relief under the bankruptcy laws or a petition to take advantage of any insolvency act; make an assignment for the benefit of creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or the whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State; or if Debtor shall be adjudged a bankrupt or insolvent, or a court of competent jurisdiction shall enter any order, judgment or decree appointing a receiver, trustee, liquidator or conservator of Debtor or of the whole or any substantial part of the property of Debtor or approves a petition filed against Debtor seeking reorganization or similar relief under the Federal Bankruptcy Laws or any other applicable law or statute of the United States or any State; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of Debtor or the whole or any substantial part of its property; or if there is commenced against Debtor any proceeding for any of the foregoing relief; or if Debtor by any act indicates its consent to, approval of, or acquiescence in any such proceeding; or

(e) If any creditor of Debtor for any reason whatsoever hereafter shall accelerate payment in whole or in part of any outstanding obligation owed to it by Debtor under any agreement or arrangement, or if any judgment against the Debtor or any execution against any of its property for any amount remains unpaid, unstayed or undismissed for a period in excess of ten days; or

(f) If Debtor or any guarantor or surety of any Obligation shall die or cease to exist; or

(g) If there occur any reduction in the value of the Collateral or any act of Debtor which imperils the prospect of the full performance or satisfaction of the Obligations.

          7. RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, the Obligations shall immediately become due and payable in full without notice or demand. Secured Party shall have all rights and remedies provided by the Uniform Commercial Code in effect in the State of New York on the date hereof. In addition to, or in conjunction with, or substitution for such rights and remedies, Secured Party may at any time and from and after the occurrence of an Event of Default hereunder:

(a) with or without notice to Debtor, foreclose the security interest created herein by any available judicial procedure, or take possession of the Collateral, or any portion thereof, with or without judicial process, and enter any premises where the Collateral may be located for the purpose of taking possession of or removing the same, or rendering the same unusable, or disposing of the Collateral on such premises, and Debtor agrees not to resist or interfere therewith;

(b) require Debtor to prepare, assemble or collect the Collateral, at Debtor's own expense, and make the same available to Secured Party at such place as Secured Party may designate, whether at Debtor's premises or elsewhere;

(c) sell, lease or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation, in Debtor's name or in its own name, or in the name of such party as Secured Party may designate, either at public or private sale (at which Secured Party shall have the right to purchase), in lots or in bulk, for cash or for credit, with or without re-presentations or warranties, and upon such other terms as Secured Party, in its sole discretion, may deem advisable; and ten days' written notice of such public sale date or dates after which private sale may occur, or such lesser period of time in the case of an emergency, shall constitute reasonable notice hereunder;

(d) execute and deliver documents of title, certificates of origin, or other evidence of payment, shipment or storage of any Collateral or proceeds on behalf of and in the name of Debtor;

(e) remedy any default by Debtor hereunder, without waiving such default, and any monies expended in so doing shall be chargeable with interest to Debtor and added to the Obligations secured hereby; and

(f) apply for an injunction to restrain a breach or threatened breach of this Agreement by Debtor.

          8. CUMULATIVE RIGHTS. All rights, remedies and powers granted to Secured Party herein, or in any instrument or document related hereto, or provided or implied by law or in equity shall be cumulative and may be exercised singly or concurrently on any one or more occasions.

          9. DEBTOR'S REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants to Secured Party that:

(a) Debtor is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound. Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will violate any law or regulation, or any order or decree of any court of governmental authority, or will conflict with, or result in the breach of, or constitute a default under, any in-denture, mortgage, deed or trust, agreement or other instrument to which Debtor is a party or by which Debtor may be bound, or result in the creation or imposition of any lien, claim or encumbrance upon any property of Debtor.

(b) Debtor has the power to execute, deliver and perform the provisions of this Agreement and all instruments and documents delivered or to be delivered pursuant hereto, and has taken or caused to be taken all necessary or appropriate actions to authorize the execution, delivery and performance of this Agreement and all such instruments and documents.

(c) Debtor is the legal and equitable owner of the Col-lateral, free and clear of all security interests, liens, claims and encumbrances of every kind and nature. Except as may be set forth in Exhibit A annexed hereto, no financing statement covering the Collateral or its proceeds is on file in any public office.

(d) No default exists, and no event which with notice or the passage of time, or both, would constitute a default under the Collateral by any party thereto, and there are no offsets, claims or defenses against the obligations evidenced by the Collateral, except as may be expressly set forth in Exhibit A annexed hereto.

          10. NOTICES. All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been properly given if sent by Federal Express courier or by registered or certified mail, return receipt request-ed, with postage prepaid, addressed to the parties at their respective addresses herein above set forth, or at such other addresses as the parties may designate in writing. Debtor immediately shall notify Secured Party of any change in the address of Debtor or discontinuance of the place of business or residence of Debtor.

          11. MODIFICATION AND WAIVER. No modification or waiver of any provision of this Agreement, and no consent by Secured Party to any breach thereof by Debtor, shall be effective unless such modification or waiver shall be in writing and signed by Secured Party, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing. No course of dealing between Debtor and Secured Party in exercising any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder. All such rights and remedies shall continue unimpaired, notwithstanding any delay, extension of time, renewal, compromise or other indulgence granted with respect to any of the Obligations. Debtor hereby waives all notice of any such delay, extension of time, renewal, compromise or indulgence, and consents to be bound thereby as fully and effectually as if Debtor expressly had agreed thereto in advance. The aforesaid Note may be negotiated by Secured Party, without releasing Debtor or the Collateral.

          12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. Secured Party may assign this Agreement, and if assigned, the assignee shall be entitled, upon notifying Debtor, to the payment and performance of all of the Obligations and agreements of Debtor hereunder and to all of the rights and remedies of Secured Party hereunder, and Debtor will assert no claims or defenses Debtor may have against Secured Party against the assignee. The gender and number used in this Agreement are used for reference term only and shall apply with the same effect whether the parties are masculine, feminine, neuter, singular or plural.

          13. MISCELLANEOUS. This Agreement shall be construed in accordance with and shall be governed by the laws of the State of New York. The invalidity or unenforceability of any provision of this Agreement shall not effect the validity or enforceability of any other provision of this Agreement. Debtor covenants and agrees to execute and deliver to Secured Party on demand such additional assurances, writings and instruments as may be required by Secured Party for purposes of effectuating the intent of this Agreement. The captions in this Agreement are for convenience only, and shall not be considered in construing this Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.



                               UNIVERSAL MEDIA HOLDINGS, INC.

                               By ________________________
                                            President





                               CDKNET, INC.

                               By ________________________
                                            President

                                    EXHIBIT D

                                  BILL OF SALE

          KNOW THAT, for valuable consideration, CDKNet, Inc., a Delaware corporation, having an address at 150 Broadhollow Road, Melville, New York, ("Seller"), does hereby grant, sell, transfer and assign unto Universal Media Holdings, Inc., a Delaware corporation, having an address at 150 Broadhollow Road, Melville, NY 11747 ("Purchaser"), all right, title and interest of Seller in and to the assets of the business known as Assets of Diversified Capital Holdings, LLC, more particularly described in Exhibit A attached hereto and made a part here-of, and the entity known as CDKNet, LLC.

          TO HAVE AND TO HOLD the same unto Purchaser and the heirs, executors, administrators, successors and assigns of Purchaser forever.

          IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale as of October 22, 2002.



                               CDKNET, INC.

                               By ________________________
                                            President

Exhibit  10.2


                            STOCK PURCHASE AGREEMENT
                             Dated October 22, 2002
               Shareholders of  Humana Trans Services Group, Ltd.
                                       To
                         Universal Media Holdings, Inc.

                            STOCK PURCHASE AGREEMENT

     Stock Purchase Agreement, dated as of October 22, 2002, between the shareholders of Humana Trans Services Group, Ltd., (individually "Seller" and collectively "Sellers") and Universal Media Holdings, Inc., a company formed and existing under the laws of the State of Delaware (the "Purchaser").

                                    RECITALS

WHEREAS, the shareholders of Humana Trans Services Group, Ltd., (the "Company") desire to sell their shares of the Company to the Purchaser, for shares of common stock of the Purchaser (Sellers' shares of common stock of the Company are hereinafter referred to as the "Shares"); and

WHEREAS, Universal Media Holdings, Inc., the Purchaser, has offered to purchase all of the Shares.

NOW THEREFORE, in consideration of the mutual covenants and undertakings and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties, intending to be bound, agree as follows:


PURCHASE, SALE AND TERMS OF SHARES

Purchase and Sale. The Sellers agree to sell and Purchaser agrees to purchase all but not less than all of the Shares on the terms and subject to the conditions hereinafter set forth.

Terms. The purchase price for all of the Shares is 4,544,445 shares of common stock of the Purchaser, subject to the restrictions of Rule 144 of the Securities and Exchange Commission.

The Closing. Closing. The Closing shall take place at the offices of the Purchaser, 150 Broadhollow Road, Melville, New York 11747 on October 22, 2002 (the "Closing Date"), or such other date and place as the parties shall agree to in writing.

Representations by the Purchaser. The Purchaser makes the following representations and warranties to the Company:

Access to Information The Purchaser, in making the decision to purchase the Shares, has relied upon the representations and warranties contained in this Agreement as well as independent investigations made by it and/or its representatives, if any.

Sophistication and Knowledge. The Purchaser and/or its representatives has such knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares

Authority. The Purchaser has full right and power to enter into and perform pursuant to this Agreement and make an investment in the Company, and this Agreement constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms. The Purchaser is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Agreement.

Brokers or Finders. No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by such Purchaser or its respective agents.

REPRESENTATIONS AND WARRANTIES OF THE SELLERS
REGARDING THE COMPANY

     Each Seller, severally, makes the following representations and warranties to Purchaser as of the date hereof and as of the Closing Date, unless a different date is specifically provided herein.

Organization and Standing. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of New York and has the requisite corporate power and authority necessary to own its properties and to conduct its business as presently conducted. The Company is duly qualified to transact business as a foreign corporation and is in good standing in every jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company.

Subsidiaries.  The  Company  has  no  subsidiaries.

Capitalization. The total authorized capital of the Company consists of 100,000,000 shares of common stock, par value of $0.0001 of which 4,544,445 are issued and outstanding. All shares bear a restrictive legend.

Shareholders. Exhibit A attached hereto accurately and fully reflects the name and number of shares owned by each shareholder of the Company ("Shareholders") as of the date hereof and whether said shares are subject to any restriction on transferability. The shares of common stock of the Company issued to the persons and companies identified in Exhibit B-1 were lawfully and properly cancelled and returned to the treasury. No individual or company identified in Exhibit B-1 has any claim against the Company regarding the issuance or cancellation of shares of common stock of the Company.

Options and Rights. There are no outstanding subscriptions, options, warrants, rights, securities, contracts, commitments, understandings or arrangements under which the Company is bound or obligated to issue any additional shares of its capital stock or rights to purchase shares of its capital stock (collectively, "Options").

Financial Statements. The audited balance sheets as the year end of the Company are attached hereto as Exhibit C, and fairly present the financial position of the Company as at the dates and for the periods indicated.

Absence of Liabilities. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) obligations not required under generally accepted accounting principles to be reflected in the Financial Statements and (ii) as disclosed on Schedule 2.7 hereto.

Absence of Changes. Except as set forth on Schedule 2.8 hereto, the Company has conducted its business only in the ordinary course of business and there has not been: (a) any material adverse change; (b) any amendment or change in the Company's authorized or issued capital stock, or Articles of Incorporation; (c) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) in respect of, the capital stock of the Company, any purchase, retirement, redemption or other acquisition of, any grant of any stock option, warrant or other right to purchase shares of, or the grant of any registration rights with respect to, the capital stock of the Company;
(d) any cancellation of, or agreement to cancel any indebtedness or obligation owing to the Company; (e) any amendment, modification or termination of any existing permits or contracts, or entering into any new Contract or plan relating to any salary, bonus, insurance, pension, health or other employee welfare or benefit plan for or with any directors, officers, employees or consultants of the Company; (f) any entry into any material Contract by the Company not in the ordinary course of business, including, without limitation, relating to any borrowing, capital expenditure or the sale or purchase of any property, rights, or assets or any options or similar agreements with respect to the foregoing; (g) any disposition by the Company of any material asset; or (h) any change by the Company in accounting methods or principles.

Litigation. There is no action, suit, proceeding or investigation pending or, to the Sellers' knowledge, is currently threatened, against the Company, except as described on Schedule 2.9 to this Agreement. The Sellers are not aware of any basis for any of the foregoing or any intent on its part to initiate any of the foregoing.

Consents; Contracts. No consent of any party to any contract or from any authority is required in connection with the execution, delivery or performance of this Agreement, or the consummation of the transactions contemplated hereby, except for such consents that are obtained, in form and substance reasonably acceptable to Purchaser, and delivered to Purchaser at the Closing. Each material Contract to which the Company is a party is in full force and effect and is valid and enforceable in accordance with its terms. The Company has performed in all material respects all obligations required to be performed by it and (i) is not in default in any respect under or in breach of, and (ii) is not in receipt of any claim of default or breach under any material Contract. No event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of non-compliance under any material Contract to which the Company is subject (including without limitation all performance bonds, warranty obligations or otherwise).

Taxes. The Company has paid all taxes due as of the date hereof. The Company has timely filed or has obtained presently effective extensions with respect to all Federal, state, county, local and foreign tax returns (collectively, "Tax Returns") that the Company are required to file. The Tax Returns are true and correct and all taxes shown thereon to be due have been timely paid, with any exceptions permitted by any taxing authority not having a materially adverse effect on the Company. No penalties or other charges are or will become due with respect to any such Tax Returns as the result of the late filing thereof. The Company has either paid or established in the Financial Statements adequate reserves for the payment of all such taxes due or claimed to be due by any taxing authority in connection with any such Tax Returns. None of the Company's federal income tax returns have been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to the knowledge of the Company, threatened. The Company has withheld or collected from each payment made to its employees the amount of all taxes required to be withheld or collected therefrom and has paid all such amounts to the appropriate taxing authorities when due. Neither the Company nor any of its stockholders has ever filed (i) an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Company be taxed as an S Corporation, or (ii) a consent pursuant to Section 341(f) of the Code relating to collapsible corporations. The Company intends, pursuant to Section
368(a)1)(b) of the Internal Revenue Code that this AGREEMENT refers to a transaction that qualifies as a tax free event and is solely based on the reorganization and exchange of the voting stock of the acquiring corporation.

Compliance. The Company has, in all material respects, complied with all laws, regulations and orders applicable to their business and have all material permits and licenses required thereby. There is no term or provision of any material mortgage, indenture, contract, agreement or instrument to which the Company is a party or by which it is bound, or, to the best of the Sellers' knowledge, of any state or Federal judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company that materially adversely affects the business, prospects, condition, affairs or operations of the Company or any of its properties or assets. To the Sellers' knowledge, no employee of the Company is in violation of any contract or covenant (either with the Company or with another entity) relating to employment, patent, other proprietary information disclosure, non-competition, or non-solicitation.

Books and Records. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

Brokers or Finders. The Company has not agreed to incur, directly or indirectly, any liability for brokerage or finders' fees, agents' commissions or other similar charges in connection with this Agreement or any of the transactions contemplated hereby or thereby.

Disclosures. The Sellers and the Company have provided the Purchaser with all information requested by the Purchaser in connection with their decision to purchase the Shares. Neither this Agreement, any Exhibit hereto, nor any report, certificate or instrument furnished to the Purchaser or its agents in connection with the transactions contemplated by this Agreement, when read together, contains or will contain any material misstatement of fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

     Each Seller, individually, and not jointly and severally, makes the following representations and warranties to Purchaser as of the date hereof and as of the Closing Date, unless a different date is specifically provided herein.

5.1 Authorization. Each Seller has full legal right, power and capacity to enter into this Agreement and all other agreements, documents, instruments and certificates contemplated herein or related hereto (collectively the "Transaction Documents") and perform his or her obligations hereunder and thereunder. Upon execution and delivery of this Agreement by the parties hereto and thereto, this Agreement shall constitute the legal, valid and binding obligation of each Seller, enforceable against him or her in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor rights generally and by general equitable principles.

5.2 Title. Each Seller (a) is the sole record and beneficial owner of the Shares set forth it the above recitals, which recital is incorporated herein, free and clear of all liens or encumbrances, save as disclosed in this Agreement and (b) has sole managerial and dispositive authority with respect to such Shares. All proxies granted with respect to such Seller's Shares have been validly revoked. Upon delivery to Sellers by Purchaser of the Purchase Price at the Closing, each Seller will convey their respective Shares, and Purchaser will own and hold, good and marketable title to the Shares, free and clear of any and all liens or contractual restrictions or limitations whatsoever.

5.3 Authorization. Each Seller has complied with all applicable regulations and orders in connection with the execution, delivery and performance of this Agreement, and the transactions contemplated hereby and thereby. Each Seller is not required to submit any notice, report, or other filing with any governmental authority in connection with such Seller's execution or delivery of this Agreement, nor the consummation of the transactions contemplated hereby. No authorization, consent, approval, exemption or notice is required to be obtained by such Seller in connection with the execution, delivery, and performance of this Agreement and the transactions contemplated hereby.

CLOSING DELIVERIES

`5.1     Deliveries by Purchaser.  Purchaser shall deliver the Purchase Price by wire transfer in collected funds and shall cause the shares of Sterling Energy to be delivered to Sellers as instructed in writing by the Escrow Agent.

5.2 Deliveries by Sellers. At the Closing, in addition to any other documents or agreements required under this Agreement, Sellers shall deliver to Purchaser the following:

Certificates, in genuine and unaltered form, representing all of the Shares owned by each Seller, free and clear of all Liens, duly endorsed in blank or accompanied by duly executed stock powers endorsed in blank, for transfer to Purchaser.

A letter from the President confirming that the Articles of Incorporation of the Company, as amended and restated are up-to-date and correct and that he has applied for a Certificate from the Delaware Secretary of State;

A letter from the President confirming that the Company is in good standing and that he has applied for a Certificate of Good Standing from the Delaware Secretary of State;

The opinion of counsel for the Company in form and substance acceptable to the Purchaser regarding the tradability of the unrestricted shares of common stock issued by the Company.

Corporate Minute Book containing all minutes of meetings of the Corporations Shareholders and Board of Directors as well as any actions taken by the Shareholders of Board of Directors without a meeting.

Tax  and  accounting  records  of  the  Corporation  from  inception.

The original Articles of Incorporation and any amendments to the Articles as well as the corporation's bylaws.

Such other agreements, documents and instruments reasonably requested by Purchaser to effectuate the transactions contemplated in this Agreement.

SURVIVAL OF TERMS; INDEMNIFICATION

5.1 Survival; Knowledge. All of the terms and conditions of this Agreement, together with the representations, warranties and covenants contained herein or in any instrument or document delivered or to be delivered pursuant to this Agreement, shall survive the execution of this Agreement and the Closing notwithstanding any investigation heretofore or hereafter made by or on behalf of any party hereto; provided, however, that (i) the agreements and covenants set forth in this Agreement shall survive and continue until all obligations set forth therein shall have been performed and satisfied; and (ii) all representations and warranties shall survive and continue until eighteen (18) months from the Closing Date (the "Anniversary Date"), except for representations and warranties for which a claim for indemnification hereunder (an "Indemnification Claim") shall be pending as of the Anniversary Date, in which event such representations and warranties shall survive with respect to such Indemnification Claim until the final disposition thereof.

5.2 Indemnification by Seller. Each Seller shall, jointly and severally, indemnify, defend and hold harmless Purchaser and each of the officers, directors, employees, shareholders, attorneys, accountants, partners, representatives, agents, successors and assigns of the foregoing (each an "Purchaser Indemnified Party" and collectively, the "Purchaser Indemnified Parties"), at all times after the date of this Agreement, from and against any liabilities, damages, losses, claims, liens, costs, or expenses (including reasonable attorney's fees) of any nature (any or all of the foregoing are hereinafter referred to as a "Loss") insofar as a Loss or any action in respect thereof, whether now existing or accruing prior to or subsequent to the Closing, which arises out of or is based on any misrepresentation (or alleged misrepresentation), breach (or alleged breach) of any of the warranties, representations or covenants made by Sellers or either of them, in this Agreement or in any certificate, schedule, document attached hereto or delivered pursuant to this Agreement

5.3 Indemnification by Purchaser. Purchaser shall indemnify, defend and hold harmless each Seller and each of the representatives, agents, successors and assigns of such Seller (each a "Seller Indemnified Party" and collectively, the "Seller Indemnified Parties"), at all times after the date of this agreement, from and against any liabilities, damages, losses, claims, liens, costs, or expenses (including reasonable attorney's fees) of any nature (any or all of the foregoing are hereinafter referred to as a "Loss") insofar as a Loss or any action in respect thereof, whether now existing or accruing prior to or subsequent to the Closing, which arises out of or is based on any misrepresentation (or alleged misrepresentation), breach (or alleged breach) of any of the warranties, representations or covenants made by Purchaser in this Agreement or in any certificate, schedule, document attached hereto or delivered pursuant to this Agreement

5.4 Third Party Claims. Except as otherwise provided in this Agreement, the following procedures shall be applicable with respect to indemnification for third party claims ("Claims").

Promptly after receipt by the party seeking indemnification hereunder (hereinafter referred to as the "Indemnitee") of notice of the commencement of any (a) tax audit or proceeding for the assessment of Tax by any taxing authority or any other proceeding likely to result in the imposition of a Tax liability or obligation, or (b) any action or the assertion of any Claim, liability or obligation by a third party (whether by legal process or otherwise), against which Claim, liability or obligation the other party to this Agreement (hereinafter the "Indemnitor") is, or may be, required under this Agreement to indemnify such Indemnitee, the Indemnitee will, if a Claim thereon is to be, or may be, made against the Indemnitor, notify the Indemnitor in writing of the commencement or assertion thereof and give the Indemnitor a copy of such Claim, process and all legal pleadings. The Indemnitor shall have the right to participate in the defense of such with counsel of reputable standing. The Indemnitor shall have the right to assume the defense of such action unless such action (i) may result in injunctions or other equitable remedies in respect of the Indemnitee or its business; (ii) may result in liabilities which, taken with other then existing Claims under this Article V, would not be fully indemnified hereunder; or (iii) may have an adverse impact on the business or financial condition of the Indemnitee after the Closing Date (including an effect on the Tax liabilities, earnings or ongoing business relationships of the Indemnitee). The Indemnitor and the Indemnitee shall cooperate in the defense of such Claims. In the case that the Indemnitor shall assume or participate in the defense of such audit, assessment or other proceeding as provided herein, the Indemnitee shall make available to the Indemnitor all relevant records and take such other action and sign such documents as are necessary to defend such audit, assessment or other proceeding in a timely manner.

b. Upon judgment, determination, settlement or compromise of any third party Claim, the Indemnitor shall pay promptly on behalf of the Indemnitee, and/or to the Indemnitee in reimbursement of any amount theretofore required to be paid by it, the amount so determined by judgment, determination, settlement or compromise, unless in the case of a judgment an appeal is made from the judgment, plus all other Claims of the Indemnitee with respect thereto (including legal fees and expenses). If the Indemnitor desires to appeal from an adverse judgment, then the Indemnitor shall post and pay the cost of the security or bond to stay execution of the judgment pending appeal. Upon the payment in full by the Indemnitor of such amounts, the Indemnitor shall succeed to the rights of such Indemnitee, to the extent not waived in settlement, against the third party who made such third party Claim.

c. Prior to paying or settling any Claim against which an Indemnitor is, or may be, obligated under this Agreement to indemnify an Indemnitee, the Indemnitee must first supply the Indemnitor with a copy of a final court judgment or decree holding the Indemnitee liable on such claim or failing such judgment or decree, and must first receive the written approval of the terms and conditions of such settlement from the Indemnitor. An Indemnitor shall have the right to settle any Claim against it or as to which it has assumed the defense, subject to the prior written approval of the Indemnitee, which approval shall not be unreasonably withheld provided that such settlement involves only the payment of a fixed sum which the Indemnitor is obligated to pay and does not include any admission of liability or other such similar admissions by or related to Indemnitee with respect to such Claim.

d. An Indemnitee shall have the right to employ its own counsel in any case, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless: (i) the employment of such counsel shall have been authorized in writing by the Indemnitor in connection with the defense of such action or Claim; (ii) the Indemnitor shall not have employed, or is prohibited under this
Section 5.4 from employing, counsel in the defense of such action or Claim; or
(iii) such Indemnitee shall have reasonably concluded that there may be defenses available to it which are contrary to, or inconsistent with, those available to the Indemnitor, in any of which events such fees and expenses of not more than one additional counsel for the indemnified parties shall be borne by the Indemnitor.


                                  MISCELLANEOUS

No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Amendments, Waivers and Consents. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Sellers shall obtain consent thereto in writing from the Purchaser. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Addresses for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed or delivered to each applicable party at the address set forth on Schedule 6.3 hereto or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Article. All such notices, requests, demands and other communications shall be considered to be effective when delivered.

Costs, Expenses and Taxes. All parties to bear their own expenses. Effectiveness; Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Sellers and each of them, the Purchaser and their respective successors and assigns; provided, that, the Sellers may not assign any of its rights or obligations under this Agreement without the prior written consent of the Purchaser

Prior Agreements. The Transaction Documents executed and delivered in connection herewith constitute the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.

Severability. The provisions of the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of such Transaction Document and the terms thereof shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

Governing  Law;  Venue.

This Agreement shall be enforced, governed and construed in accordance with the laws the State of New York or federal securities law where applicable without giving effect to choice of laws principles or conflict of laws provisions.

Sellers and Purchaser hereby jointly waive one against the other, and agree not to assert against either of them, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that any Seller or the Purchaser is not personally subject to the jurisdiction of the arbitrator, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of any such suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts

Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

Survival of Representations and Warranties. All representations and warranties made in the Transaction Documents or any other instrument or document delivered in connection therewith, shall survive the execution and delivery hereof or thereof.

Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of the Transaction Documents and the Shares.


     IN  WITNESS  WHEREOF,  the  parties  hereto have caused this Stock Purchase
Agreement  to  be  executed  as  of  the  date  first  above  written.
Universal Media Holdings, Inc.

BY:


Shareholders of Humana Trans Services Group, Ltd.

______________________________          ______________________________
James W. Zimbler                         Andrew J. Schenker


______________________________          ______________________________
Steve A. Horowitz                         Kevin Whitmore


______________________________          ______________________________
Andrew Mazzone                           Michael S. Krome


_______________________________          _______________________________
Lee Rubinstein                           Chris Hascom-Bolton

Riggs & Associates

By:     ___________________________


________________________________          _________________________________
Robert  M.  Brown                         Bradley  T.J.  Mette,  Jr.


________________________________          _________________________________
Jimmy  M.  Rogers                         Pauline  W.  Trinka

EXHIBIT A

Shareholders of Human Trans Services Group, Ltd., as of October 22, 2002.

     NAME                    NUMBER OF SHARES
----------------------- -------------------------
James W. Zimbler                    2,000,000
Steve Horowitz                      1,715,445
Andrew Mazzone                        100,000
Kevin Whitmore                        100,000
Andrew Schenker                       150,000
Lee Rubinstein                        250,000
Michael Krome                         100,000
Riggs & Company                        50,000
Chris Hascom-Bolton                    50,000
Robert  M.  Brown                      15,000
Bradley  T.J.  Mette,  Jr.              4,000
Jimmy  M,  Rogers                       5,000
Pauline W. Trnka                        5,000


Total Shares                        4,544,445
                                   -----------

EXHIBIT B

                            FINANCIAL STATEMENT AS OF
                                DECEMBER 31, 2001

Exhibit  17


October 15, 2002



To The Board of Directors
Universal Media Holdings
150 Broadhollow Road
Melville, New York 11747


Dear Sirs:

     Please be advised that I hereby resign as Chairman of the Board, President and Chief Executive Officer of Universal Media Holdings, Inc., but I will remain as a Director effective upon the execution of the Purchase Agreement between Universal Media Holdings and CDKnet.


                                   Very truly yours,




                                   James W. Zimbler